EXHIBIT 10.23

AMENDMENT 2011-1

THE PNC FINANCIAL SERVICES GROUP, INC.

AND AFFILIATES DEFERRED COMPENSATION PLAN

(as amended and restated as of May 5, 2009)

WHEREAS, The PNC Financial Services Group, Inc. (the “Corporation”) sponsors The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan (the “Plan”);

WHEREAS, the Corporation wishes to amend the Plan to reflect the Corporation’s adoption of The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan, effective January 1, 2012; and

WHEREAS, Section 10 of the Plan authorizes the Corporation to amend the Plan.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended as follows, effective as of January 1, 2012 unless otherwise stated herein:

1. Section 2 of the Plan (“Eligibility for Participation”) is amended by adding a new sentence at the end thereof to read as follows:

“Notwithstanding the foregoing, no Employee shall become eligible to participate in the Plan for Plan Years beginning on and after January 1, 2012.”

2. Section 3.1 of the Plan (“Deferral Amount”) is amended by adding a new paragraph at the end thereof to read as follows:

“Notwithstanding anything in the Plan to the contrary, no deferral election shall be permitted, and any existing deferral election shall be canceled, void and of no further force or effect, with respect to an Eligible Annual Cash Incentive Award that is earned on and after January 1, 2012.”

3. Section 3.2 of the Plan (“Deferral Election Form”) is amended by adding a new paragraph at the end thereof to read as follows:

“Notwithstanding anything in this Section 3.2 to the contrary, no Deferral Election Form shall be permitted or effective to the extent such Deferral Election Form will apply to an Eligible Annual Cash Incentive Award earned on and after January 1, 2012.”

4. Section 3.3 of the Plan (“Stock Deferrals”) is amended by adding a new paragraph at the end thereof to read as follows:

“Notwithstanding anything in this Section 3.3 to the contrary, no Stock Deferrals will be permitted or credited to Participants’ Accounts under this Plan pursuant to this Section 3.3 on and after January 1, 2012.”

5. Section 3 of the Plan (“Benefits”) is amended to add a new subsection at the end thereof to read as follows:

“3.5 No Deferrals Credited For Amounts Earned On and After January 1, 2012.

Notwithstanding anything in the Plan to the contrary, no deferrals or other amounts shall be permitted or credited to a Participant’s Account for amounts earned by the Participant on and after January 1, 2012. For the avoidance of doubt, nothing in this Section 3 shall restrict or otherwise limit the crediting or debiting of deemed investment returns pursuant Section 5 of the Plan.”

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 16 day of December, 2011 pursuant to the authority delegated by the Corporation’s Personnel and Compensation Committee.

/s/ Joan L. Gulley
Joan L. Gulley
Executive Vice President and Chief Human Resources Officer